Investor Meeting Philadelphia, PA December 15, 2008 Exhibit 99.1

Safe Harbor Statement
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section
21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation. In accordance with the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995, Sunoco has included in its Annual Report on Form 10-K for the year ended December 31, 2007, and in its subsequent Form 10-Q and Form 8-K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements. For more information concerning these factors, see Sunoco's Securities and Exchange Commission filings, available on Sunoco's website at www.SunocoInc.com. Sunoco expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to
GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.SunocoInc.com.

Strategic Framework
Market – the external backdrop
Operations – safe, reliable, cost-competitive
Optimization – the right feedstocks producing
the right products for the maximum margin
Portfolio – the right mix of assets

Key Takeaways
Expectation
Refining market weakness likely to persist
Non-Refining businesses should provide solid
base of earnings and operating cash flow
Reaction
Utilize benchmark approach to reduce expenses
and improve process efficiency
Exercise capital discipline and maintain financial
flexibility
Actively pursue opportunities for value creation
in all businesses

Refining and Supply
Fundamental refined product supply/demand outlook remains
extremely volatile and challenging
Plan to continue optimizing refining operations to match the market environment
Capital spending program in 2009-10 focuses on base
maintenance spending and completing expansion of ultra-low-
sulfur diesel capability
333
772
881
947
541
261
(31)
290
317
(200)
0
200
400
600
800
1,000
2000 2001 2002 2003 2004 2005 2006 2007 9M08
Refining & Supply Income (Loss)*, MM$
* For Reconciliation to Consolidated Net Income (Loss), see Slide A4.

Key Refining Market Factors
-14%
-12%
-10%
-8%
-6%
-4%
-2%
0%
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
40
60
80
100
120
140
160
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Beg
1/1 =
$100/B
High
7/3 =
$145/B
9/30 =
$101/B
Current
12/11 =
$48/B
U.S. Product Demand Decline*, %
Distillate
2008 vs. 2007
YTD avg = -6.8%
Gasoline
2008 vs 2007
YTD avg = -3.8%
Crude Oil Prices, $/B
WTI-NYMEX
* Source: U.S. Energy Information Administration.

Refining Asset Optimization
36.6%
37.8%
36.1%
36.3%
35.5%
34.5%
35.1%
8.2%
7.5%
8.2%
8.7%
9.7%
9.1%
9.6%
30%
33%
35%
38%
40%
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
7.5%
8.0%
8.5%
9.0%
9.5%
10.0%
10.5%
11.0%
11.5%
12.0%
Sunoco Northeast System
% of Net Production
Distillate
Residual Fuel
Sunoco MidContinent System
% of Net Production
41.2%
42.2%
46.2%
46.6%
47.6%
51.2%
48.3%
39.8%
39.9%
32.6%
34.7%
33.0%
30.8%
32.3%
30%
33%
35%
38%
40%
43%
45%
48%
50%
53%
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
Distillate
Gasoline
Less low-valued residual fuel and
more high-valued distillate
Helped by 2007 expansion and
modification of Philadelphia
catalytic cracking unit
Less gasoline and more high-
valued distillate
Helped by 2007 debottleneck
of Toledo crude unit

Crude Sourcing Flexibility
356
337
319
306
100
0
100
200
300
400
2006 2007 1Q08 2Q08 3Q08
* For use in the Northeast Refining system.
High price differentials for Nigerian light/sweet crude oil
grades drove efforts to increase feedstock flexibility
Opportunity provided by growing availability of global
alternative supply
Close cooperation between commercial and operations
organizations to facilitate approval, procurement and
successful processing of new grades
All decisions based on bottom-line economics
Sunoco Nigerian Crude Purchases*, MB/D

Refining & Supply Capital Program, MM$
* Estimates presented at December 2007 Analyst Meeting.
Focus on base maintenance and completion of major
compliance projects in 2009 and 2010
Minimal Income Improvement spending committed
Complete Philadelphia Distillate Hydrotreater conversion
Other projects prioritized if economic conditions warrant
Tulsa Distillate Hydrotreater project suspended
2008 2009 2010
Base Infrastructure 186 191 160
Regulatory/Required 260 135 32
Turnarounds
91 148 127
Sub-Total 537 474 319
Income Improvement
119 72 -
Total 656 546 319
December 2007 Estimate* 899 877
Projected

Sunoco Refining Portfolio
Northeast (655 MB/D crude unit capacity)
Three facilities in Philadelphia area operated as single complex
Philadelphia catcracker modification in 2007 improved system flexibility and residual fuel upgrading
Longer-term investment opportunity to improve ability to
process lower-quality feedstocks and produce more distillate…
open to possibility of partners to help finance
Toledo (170 MB/D crude unit capacity)
Debottleneck project in 2007 increased crude unit capacity and production of distillate
Well-suited for partnership with Canadian oil sands producers
Tulsa (85 MB/D crude unit capacity)
Decision made during 3Q08 not to proceed with planned capital improvement project
Continue evaluation of operating alternatives and discussions with interested parties regarding possible sale… if no resolution, intend to convert to terminal by end of 2009

Retail Marketing
Margins and earnings fluctuate with movements in wholesale
product prices, but business has provided relatively steady returns
Plan to maintain portfolio management approach
High-grade portfolio and manage capital employed while
maintaining strong market presence
Primary focus on regions integrated with Sunoco’s refinery
gasoline production
Retail Marketing Income*, MM$
91
68
30
76
69
98
0
20
40
60
80
100
2003 2004 2005 2006 2007 9M08
0
200
400
600
800
1,000
* For Reconciliation to Consolidated Net Income, see Slide A4.
Avg Capital Employed

Chemicals
Assets consistently generate income and cash but have not
met targets for return on investment
Weak global economic demand negatively impacting market
outlook
Actively pursuing sale of business… execution depends on
ability to get reasonable value
149
223 223
135
115
114
0
50
100
150
200
250
2003 2004 2005 2006 2007 9M08
Chemicals EBITDA*, MM$
* For Reconciliation to Business Unit Net Income, see Slide A6.

0
20
40
60
80
100
2002 2003 2004 2005 2006 2007 Current
Annualized
LP Distribution
GP Distribution
43% ownership interest (12.1 MM L.P. units plus 100% of general partner) in Sunoco Logistics Partners L.P. (NYSE: SXL)
Stable fee-based revenue with limited commodity risk
Successful track record of asset and distribution growth since 2002
Implied value of Sunoco’s SXL General and Limited Partner interests of approximately $1.0-$1.2 billion
Logistics
* Excludes cash related to sales of Limited Partner units: $96MM in 2002, $83MM in 2004 and $99MM in 2005.
21
35
39
39
50
63
84
SXL Cash To Sunoco, Inc.*, MM$

0
50
100
150
200
250
300
2007 2008 2009 2010 2011 2012
Pre-2008 Base
Haverhill 2
Granite City
AK Middletown
Coke
29
110
205
235
240
220
Estimated Coke Income*, MM$ after tax
Long-term, fixed-return, take-or-pay contracts to supply
metallurgical-grade coke to steel industry
Five plants at four locations currently in operation with one under construction and one in final permitting stages
Continued long-term interest from customers but current steel market weakness may slow pace of development
Will evaluate portfolio options as markets improve and current projects are completed
* For further detail and assumptions, see Slide A20.

SunCoke Energy Project Update
Haverhill 2 (550 Mtons coke / year, 46 net MW power / year)
Coke production began July 2008
Full operations, including power, expected in 1Q09
Estimated capital cost: $265MM
Granite City (650 Mtons coke / year, 500 lb/hour steam)
Began construction in February 2008; expect 4Q09 completion
Estimated capital cost: $300MM
Middletown (550 Mtons coke / year, 46 net MW power / year)
Awaiting final U.S. EPA permit to continue construction
Expected completion in early 2010
Estimated capital cost: $350MM
Jewell Coal Mine Expansion
Additional 500 Mtons coal / year phased over next 2 years
Provides competitive opportunity to supply current and
prospective customers
Estimated capital cost: $20MM

Capital Program by Business Unit, MM$
2007 2008 2009 2010
Refining & Supply 700     656     546     319
Retail Marketing 111     133     81       112
Chemicals 66       50       46       48
Logistics 26       27       27       27
Coke 17       24       35       39
920     890     735     545
Growth:*
  Logistics 94       307     100     100
  Coke 204     286     414     63
1,218   1,483   1,249   708
Projected
*  Includes a $39MM investment in Brazilian cokemaking operations in 2007 and
   $184MM for the Logistics MagTex acquisition in 2008.

Capital Program by Category, MM$
2007 2008 2009 2010
Base Maintenance /
Turnaround 455 489 504 478
Regulatory / Required 230 260 135 32
685 749 639 510
Income Improvement 235 141 96 35
920 890 735 545
Logistics & Coke Growth* 298 593 514 163
1,218 1,483 1,249 708
Projected
*  Includes a $39MM investment in Brazilian cokemaking operations in 2007 and
   $184MM for the Logistics MagTex acquisition in 2008.

Financial Condition
30%
27%
40%
17%
37%
42%
0%
20%
40%
60%
12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 9/30/08
*  Revolver Covenant basis.  For calculation, see Slide A5.
** For more detail, see Sunoco’s 3Q08 10Q filed on November 6, 2008.
Net Debt-to-Capital Ratio*, %
BBB/Baa2 investment-grade credit
$2 billion of committed liquidity** ($1.8 billion available at 9/30/08)
$1.3 billion revolving credit agreement – Sunoco
($1.2 billion maturing Aug 2012 and $0.1 billion maturing Aug 2011)
$0.2 billion A/R Securitization –
Sunoco (through Aug 2009)
$0.5 billion revolving credit agreement – SXL
($0.4 billion maturing Nov 2012 and $0.1 billion maturing May 2009)
Maintain capital discipline

Appendix

Sunoco, Inc.
Refining & Supply
1,715
Chemicals
980
Retail
Marketing
525
Coke
590
Logistics
515
Total = $4.7 billion
Corp.
375
Capital Employed, MM$
9/30/08
Founded in 1886
NYSE: SUN
2007 Revenue = $45 billion
As of 9/30/08:
$13.0 billion in assets
$4.2 billion in market cap
116.9 MM shares outstanding
About 14,200 employees
Five Business Lines
340 MMB / yr. refining prod.
5 billion gal. / yr. retail fuel sales
5 billion lbs / yr. chemical
merchant sales
Logistics MLP (NYSE:SXL)
owned 43% by Sunoco, Inc.
4.75 MM tons / yr. coke prod.

Sunoco Operations
Refineries
Chemical Plants
Coke Plants
Terminal
Retail Marketing
Western Pipeline System
Eastern Pipeline System
Philadelphia
Marcus Hook
Refinery
Tulsa
Jewell
Indiana
Harbor
Haverhill
Neal
Toledo
Frankford
Marcus Hook
Polypropylene
La Porte
Nederland
Bayport
Eagle Point

Summary of Results
*      Reconciliation of Income before Special Items to Net Income provided on Slide A4.
**    Calculated using Income before Special Items.
***   Revolver covenant calculation.  See reconciliation on Slide A5.

2003 2004 2005 2006 2007 9M08
Income before Special Items, MM$ * 335 629 1,012 979 833 561
Income before Special Items, $/share * 2.16 4.20 7.36 7.59 6.94 4.79
ROCE, % ** 13.2 21.7 32.4 28.3 21.0 14.2
Debt / Capital, % (GAAP Basis) 51 48 41 49 41 37
Debt / Capital, % (Revolver Basis)*** 42 37 17 40 27 30
Share Repurchase, MM$ 136 568 435 871 300 49
Shares O/S @ Period -end, MM 150.8 138.7 133.1 121.3 117.6 116.9
Share Price @ Period -end, $/share 25.58 40.86 78.38 62.36 72.44 35.58

Earnings Profile

2000 2001 2002 2003 2004 2005 2006 2007 9M08
Income (Loss), MM$ after tax:
Refining & Supply 317 290 (31) 261 541 947 881 772 333
Retail Marketing 77 87 20 91 68 30 76 69 98
Chemicals 16 6 28 53 94 94 43 26 40
Logistics 46 42 33 26 31 22 36 45 56
Coke 61 61 42 43 40 48 50 29 77
Corporate Expenses (23) (24) (26) (40) (67) (84) (58) (67) (26)
Net Financing Expenses & Other (56) (82) (91) (99) (78) (45) (49) (41) (17)
Income (Loss) Before Special Items 438 380 (25) 335 629 1,012 979 833 561
Special Items (16) 18 (22) (23) (24) (38) - 58 11
Net Income (Loss) 422 398 979 891 572
EPS (Diluted):
Income (Loss) before Special Items 2.50 2.32 7.59 6.94 4.79
Special Items (0.09) 0.11 - 0.49 0.09
Net Income (Loss) 2.43 7.59 7.43 4.88 2.41
(47) 312 605 974
(0.16) 2.16 4.20 7.36
(0.15) (0.15) (0.16) (0.28)
(0.31) 2.01 4.04 7.08

Financial Ratios, MM$ (except ratios)
* Sunoco Logistics Partners L.P. (NYSE: SXL).
** The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.

Period-End
2003 2004 2005 2006 2007 9/30/08
Total Debt (GAAP Basis) 1,601 1,482 1,411 1,987 1,728 1,734
Plus: Debt Guarantees 12 11 7 5 3 2
Less: Cash 431 405 919 263 648 327
Net Debt (Revolver Covenant Basis) 1,182 1,088 499 1,729 1,083 1,409
Shareholders’ Equity (GAAP Basis) 1,556 1,607 2,051 2,075 2,533 2,973
SXL * Minority Interest 104 232 397 503 356 374
Equity (Revolver Covenant Basis) 1,660 1,839 2,448 2,578 2,889 3,347
Debt / Capital (GAAP Basis) 51% 48% 41% 49% 41% 37%
Net Debt / Capital **
(Revolver Covenant Basis) 42% 37% 17% 40% 27% 30%

EBITDA Reconciliation to Net Income, MM$

Refining Retail Refining Retail
& Supply Marketing Chemicals Coke & Supply Marketing Chemicals Coke
EBITDA 581           244           149           79             EBITDA 1,692         233               135               70
Less: Depreciation 165           99             65             13             Less: Depreciation 225            104               74                 18
Less: Income Tax 155           54             31             23             Less: Income Tax 586            53                 18                 2
Net Income 261           91             53             43             Net Income 881            76                 43                 50
Refining Retail Refining Retail
& Supply Marketing Chemicals Coke & Supply Marketing Chemicals Coke
EBITDA 1,096        217           223           71             EBITDA 1,495         221               115               34
Less: Depreciation 188           106           70             13             Less: Depreciation 240            108               75                 20
Less: Income Tax 367           43             59             18             Less: Income Tax 483            44                 14                 (15)
Net Income 541           68             94             40             Net Income 772            69                 26                 29
Refining Retail Refining Retail
& Supply Marketing Chemicals Coke & Supply Marketing Chemicals Coke
EBITDA 1,783        155           223           85             EBITDA 745            243               114               117
Less: Depreciation 201           105           71             16             Less: Depreciation 198            80                 50                 18
Less: Income Tax 635           20             58             21             Less: Income Tax 214            65                 24                 22
Net Income 947           30             94             48             Net Income 333            98                 40                 77
9M08
2003
2004
2005
2006
2007

2003 2004 2005 2006 2007 9M08
Income*, MM$   261    541    947    881    772 333
EBITDA**, MM$   581 1,096 1,783 1,692 1,495 745
Total Prod. Available for Sale, MB/D
   Northeast 523 676 692 670 673 630
   MidContinent 231 227 235 233 233 228
       Total Refining & Supply 754 903 927 903 906 858
Realized Gross Margin, $/B
   Northeast 4.63 6.36 8.35 7.92   7.38 8.70
   MidContinent 5.05 6.12 9.54 12.46 13.17 7.99
        Total Refining & Supply 4.76 6.30 8.65 9.09   8.87 8.51
Avg. Capital Employed, MM$

793

797

809
1,231
1,394
1,432
ROCE, % 33% 68% 117% 72% 55%    23%
Refining & Supply

*  For Reconciliation to Consolidated Net Income, see Slide A4.
** For Reconciliation to Business Unit Net Income, see Slide A6.

Refining Product Yield – 9M08
Gasoline
46%
Distillate
37%
Resid
7%
Total Production
Available for Sale =
858 MB/D
Petrochemicals
& Lubricants
5%
Other
5%

Northeast
Refining
MidContinent
Refining
Total
Refining
& Supply
Gasoline Production, MB/D 299.3 98.0 397.3
   RFG 58%    0% 44%
   Conventional 42% 100% 56%
Distillate Production, MB/D 231.6 85.6 317.2
   On-Road Diesel Fuel 55% 32% 49%
   Heating Oil / Off-Road Diesel 28% 26% 27%
   Jet Fuel 15% 42% 22%
   Kerosene / Other   2%   0%   2%

Sweet* Crude Availability to Sunoco, MMB/D
North Africa
Caspian
West Africa
North Sea
Eastern
Canada
Western
Canada
Latin
America
* <0.5% sulfur
Source: Sunoco estimates
U.S.
Asia/Pacific
0.8
1.2
1.2
0.7
0.7 0.7
0.0
0.8 0.8
1.4
2.9 2.9
0.0
1.1 1.2
2.8
5.2
6.0
0.5
0.8 0.9
4.0 3.4
3.4
0.5 0.4 0.4
10.7
17.1
18.1
2005 2008
Total
2009
Russia
0.0
0.4 0.4
Middle East
0.0
0.2 0.2

Other Africa,
16%
Canada, 9%
Venezuela, 4%
Former Soviet
Union, 9%
North Sea, 1%
Chad, 10%
USA, 19%
Nigeria, 32%
Sunoco Crude Supply
9M08
2007
In 3Q08, reduced Nigerian purchases to ~13%
Chad, 8%
Other Africa,
15%
Canada, 11%
Venezuela, 4%
Former Soviet
Union, 4%
North Sea, 1%
Nigeria, 42%
USA, 15%

Philadelphia Hydrocracker Conversion
Convert idle hydrocracker into hydrotreater for ULSD
production
Enable 45 MB/D upgrade of heating oil to ULSD (15 ppm)
Replace approximately 35 MB/D of LSD currently sold
under Temporary Compliance Order (500 ppm sulfur)
Add 10 MB/D new incremental ULSD capacity
Estimated Capital: $210MM with completion expected in mid-
2009
Through 2008 $140
2009 Spending     70
$210
Full-year benefit of $35-55MM net income from upgrading 45
MB/D of heating oil to ULSD (>20% IRR)*
Significant increase in capability to make
ULSD and optimize versus heating oil market
* Assumes $4.50 - 6.50/B uplift from heating oil to ULSD.

Toledo Environmental New Source Review
Environmental project to comply with New Source
Review and enable potential future refinery
expansion
FCC Flue Gas Treating Unit
Sulfur Recovery Unit Complex
Estimated Capital: $450MM with completion
expected by mid-2009
Through 2008 $378
2009 Spending 72
$450
Minimal further New Source
Review spending until 2012

Retail Marketing
*  For Reconciliation to Consolidated Net Income, see Slide A4.
** For Reconciliation to Business Unit Net Income, see Slide A6.
2003 2004 2005 2006 2007 9M08
Income*, MM$ 91 68 30 76 69 98
EBITDA**, MM$ 244 217 155 233 221 243
Retail Gasoline Margin, cpg 10.3 9.8 8.1 9.9 9.3 12.4
Retail Gasoline Sales, MMgal 4,239 4,555 4,573 4,648 4,614 3,319
Acquisition Capital, MM$ 162 181 - - - -
Divestment Proceeds, MM$ 74 193 50 46 65 15
Total Retail Outlets
(at period end)
4,528 4,804 4,763 4,691 4,684 4,716
Convenience Stores
(at period end)
813 757 746 739 728 706
Avg. Capital Employed, MM$ 565 574 569 549 539 535
ROCE, % 16% 12% 5% 14% 13% 18%

3,044
536
1,136
Retail Marketing Channels
33%
23%
44%
Co-ops
Dealers
Distributors
Co-ops
Dealers
Distributors
Gasoline Volume
9M08
Retail Site Count
9/30/08
Total: 3.3 billion gallons
Total: 4,716 sites

Chemicals

*  For Reconciliation to Consolidated Net Income, see Slide A4.
** For Reconciliation to Business Unit Net Income, see Slide A6.
2003 2004 2005 2006 2007 9M08
Income*, MM$ 53 94 94 43 26 40
EBITDA**, MM$ 149 223 223 135 115 114
Avg. Chemicals Margin, cpp 9.5 11.0 12.1 9.9 9.8 10.6
Sales Volume, MMlbs
Phenol & Related 2,629 2,615 2,579 2,535 2,508 1,797
Polypropylene 2,248 2,239 2,218 2,243 2,297 1,662
Acquisition Capital, MM$ 198 40 - - - -
Divestment Proceeds, MM$ - 105 - - - -
Avg. Capital Employed, MM$ 934 1,012 1,029 1,043 1,031 990
ROCE, % 6% 9% 9% 4% 3% 4%

Chemicals
Polypropylene
Phenol &
Related
LyondellBasell 3.2
Sunoco 1.8*
ExxonMobil 2.7
Shell 1.3
Sunoco 2.5
Ineos 1.3
Total 2.5
Mount Vernon 0.7
Ineos 2.3    (Sabic/Citgo/JLM)
Formosa 1.8
Dow/Carbide 0.6
Dow 0.9
Georgia Gulf 0.5
Others 5.1
Others 0.2
Total 21.0
Total 6.4
Capital Employed: $980 Million
(as of 09/30/08)
Polypropylene
Phenol
North America
Effective Annual Industry Capacity, billion lbs
Source: 2008 Chemical Data &
Sunoco Estimates
* Includes 750 MM lbs long-term cost-based contract to Honeywell

Logistics
Geographically diverse assets serving key U.S. refining and
production centers in the Northeast, Midwest and Gulf Coast
2,300 miles of refined product pipelines
3,700 miles of crude trunk pipelines
38 refined product terminals
23.4 MMB of crude oil storage capacity
(including 16.5 MMB at Nederland)
Ownership interest in 6 product and crude oil pipelines
2002 2003 2004 2005 2006 2007 9M08
Net Income*, $MM 33      26      31      22      36      45      56
SXL Cash to Sunoco, MM$
    Sale of LP Units 96      - 83      99      - - -
    LP Distributions 20      34      36      34      36      40      32
    GP Distributions 1        1        3        5        14      23      23

*  For Reconciliation to Consolidated Net Income, see Slide A4.

Sunoco Logistics Partners L.P.
SXL Market Capitalization, MM$
(LP Interest Only)
(IPO)
1,268
1,344
1,432
461
546
840
1,032
1,000
1,442
0
500
1,000
1,500
2/8/02 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 6/30/08 9/30/08
50 / 50
75 / 25
85 / 15
Distribution
(per unit)
LP/GP
Split (%)
$1.60
$2.00
$2.40
$2.80
$3.20
$3.60
$4.00
98 / 2
SXL LP Distribution Growth
As of 12/11/08:
$1,273MM

SunCoke Energy Operations
Jewell Coke
Indiana
Harbor
Existing facilities
Headquarters
Haverhill 1 & 2
Knoxville
Granite City
Middletown
Announced facilities
Jewell Coal
Vitória
Brazil

*  Represents equity ownership interests.
** Haverhill 2 and Middletown will have Sunoco-owned co-generation facilities, each capable of generating a net 46 MW of power per year.
*
Coke
Capacity Energy
Mtons Generation
Jewell N/A 700 N/A
Indiana Harbor 195 1,250 steam
Haverhill 1 150 550 steam
Vitória, Brazil 41 1,700 power
Haverhill 2 265 550 power**
Existing Assets 651 4,750
Granite City 300 650 steam
Middletown 350 550 power**
Announced Growth 650 1,200
Investment
MM$

0

300
400
500
2007 2008 2009 2010 2011 2012

EBITDA Reconciliation to Net Income, $MM
Total SunCoke Energy 2007 2008 2009* 2010* 2011* 2012*
   EBITDA 34 170 250 380 390 365
     Less: Depreciation 20 25 36 52 57 59
     Less: Income Tax 3 51 72 113 113 103
     Plus: Tax Credits 18           16           63           20           20           17
   Net Income 29 110 205 235 240 220
**
(excludes any net financing costs )
Granite City
AK Middletown
34
170
250
380
390
365
Pre-2008 Base
Haverhill 2
Coke EBITDA, MM$
*  Assumes average contract coal prices ($/ton) of approximately $150-$160/ton.
Every $25/ton price change in contract coal price assumption equals ~$30-$40MM change in EBITDA and
~$20-$25MM change in net income.
** Includes (one time) Section 48B credit of approximately $40MM.

For More Information Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Tom Harr 1-215-977-6764 Investor Relations A-21